June 12, 1997
                    THE DREYFUS/LAUREL FUNDS, INC._
                    DREYFUS MONEY MARKET RESERVES
                     DREYFUS MUNICIPAL RESERVES
                   DREYFUS U.S. TREASURY RESERVES
                     SUPPLEMENT TO PROSPECTUS
                       DATED MARCH 1, 1997

        Effective June 20, 1997, the following information supersedes and replaces the first and second paragraphs in the section in the Funds' Prospectus entitled "Dividends, Other Distributions and Taxes."
        Each Fund ordinarily declares dividends from net investment income on each day the New York Stock Exchange is open for business. A Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but a Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, in all events in a manner consistent with the provisions of the Investment Company Act of 1940. A Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive distributions in cash or to reinvest in additional Fund shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.


(CONTINUED ON REVERSE SIDE)

        EFFECTIVE JUNE 1, 1997, THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUNDS' PROSPECTUS.
        The Telephone Redemption Privilege is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561.
LMMKTs061297